UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2025

NORWOOD FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1455

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	NWFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

NORWOOD FINANCIAL CORP

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 16, 2025, Lewis J. Critelli retired as Chairman of the Board and Director of Norwood Financial Corp (the “Company”) and its wholly-owned subsidiary, Wayne Bank (the “Bank”). Upon his retirement, Mr. Critelli was appointed Chairman Emeritus. In addition, on that same date, the Board appointed Dr. Andrew A. Forte, current Vice Chairman of the Board, to Chairman of the Board, and named Kevin Lamont, currently a director, as Vice Chairman of the Board.

(d) On September 16, 2025, Mr. James Shook and Ms. Marissa S. Nacinovich were appointed to the Boards of Directors of the Company and the Bank. Mr. Shook will serve with the class of the Company’s directors whose terms expire at the 2027 Annual Meeting of Stockholders and Ms. Nacinovich will serve with the class of the Company’s directors whose terms expire at the 2028 Annual Meeting of Stockholders. Mr. Shook and Ms. Nacinovich will receive the same compensation paid to other non-employee directors of the Company and will be eligible for stock option and restricted stock awards under the Company’s 2024 Equity Incentive Plan. There are no understandings or arrangements between Mr. Shook or Ms. Nacinovich and any other person pursuant to which they were selected as directors. In the normal course of its business as a financial institution, the Bank has granted business loans to Ms. Nacinovich or her related business interests. The terms of these loans, including interest rates, collateral and repayment terms, are similar to those prevailing for comparable transactions with other customers and do not involve more than a normal risk of collectability or other unfavorable features. During the fiscal year ended December 31, 2024, the largest aggregate outstanding principal balance of all such loans was $32,983.

For further information, reference is made to the Company’s press release announcing the changes to the Board of Directors, dated September 17, 2025, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Section 8 – Other Events

Item 8.01	Other Events.

On September 17, 2025, Norwood Financial Corp announced that its Board of Directors had declared a quarterly cash dividend of $0.31 per share, payable on November 3, 2025, to stockholders of record as of October 15, 2025. A copy of the press release dated September 17, 2025, announcing the dividend is included as Exhibit 99.2 to this report and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Number	Description

99.1	Press Release announcing Board changes dated September 17, 2025.

99.2	Press Release announcing dividend dated September 17, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP

Date: September 17, 2025	By:	/s/ James O. Donnelly
James O. Donnelly
President and Chief Executive Officer (Duly Authorized Representative)